WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163
                                                                     Page 1 of 3

                                                      Account Number:513-0001216
                                                   Statement Start Date:02/01/02
                                                     Statement End Date:02/28/02

JORE CORPORATION
LOCKBOX ACCOUNT
45000 HIGHWAY 93 S
RONAN MT 59864

For Customer Assistance: Call your Customer Service officer or Client Services 1-800-AT WELLS (289-3557) 5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number                Beginning Balance                Ending Balance
WellsOne Account
513 0001216                             0.00                           0.00

Credits
  Electronic Deposits/Bank Credits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Feb 04       89,838.99          Sears, Roebuck A EDI/Eftpmt 0201
                                                29 000364844 REF*TN*E39506\
                Feb 04      757,925.49          Sears, Roebuck A EDI/Eftpmt 0201
                                                30 000364844 REF*TN*E40438\
                Feb 05        1,171.41          Sears EDI/Eftpmt 020204 266619
                                                REF*1 *20020204153009E0512977\
                Feb 07       97,826.30          WT Fed#00686 Citibank,Hongkong /
                                                0rg=techtronic Industries Co Ltd
                                                Srf#G0020380263101 Trn#020207000
                                                610
                Feb 12        2,245.00          Sears EDI/Eftpmt 020211 266619
                                                REF*1 *20020211153009E0513097\
                Feb 12           45.00          Zero Balance Account Transfer
                                                From 30082267
                Feb 15          840.00          Sears EDI/Eftpmt 020214 266619
                                                REF*1 *20020214153007E0513181\
                Feb 19      296,884.96          Lowe'S Companies Trade Pmt REF*
                                                CK*0074840\DTM*O97*20020212\
                Feb 19       70,986.45          Sears, Roebuck A EDI/Eftpmt 0202
                                                14 000364844 REF*TN*E49257\
                Feb 19          180.00          Sears EDI/Eftpmt 020215 266619
                Feb 20      468,966.00          WT Fed#03738 First Union Nation
                                                020220024164 Trn#020220028937
                Feb 22        5,906.47          Sears EDI/Eftpmt 020221 266619
                                                REF*1 *20020221153009E0513299\
                Feb 25      305,928.80          Sears, Roebuck A EDI/Eftpmt 0202
                                                20 000364844 REF*TN*E53396\

Continued on next page
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JORE CORPORATION
LOCKBOX ACCOUNT                                                      Page 2 of 3

Electronic Deposits/ Bank Credits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Feb 25       65,077.17          Lowe'S Companies Trade Pmt REF*
                                                CK*0075367*DTM*097*20020218\
                Feb 25       11,722.19          Lowe'S Companies Trade Pmt REF*
                                                CK*0075558\DTM*097*20020220\
                Feb 25          330.00          Sears EDI/Eftpmt 020222 266619
                                                REF*1 *20020222153008E0513325\
                Feb 26        3,466.46          Sears EDI/Eftpmt 020225 266619
                                                REF*1 *20020225153010E0513359\
                Feb 28       41,192.50          Sears, Roebuck A EDI/Eftpmt 0202
                                                22 000364844 REF*TN*E54944\

                          2,220,533.19          Total Electronic Deposits/
                                                Bank Credits

                          2,220,533.19          Total Credits


Debits
  Electronic Debits/ Bank Debits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Feb 04     847,764.48           WT Seq#29472 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02020411482136 Trn
                                                #020204029472 Rfb#020350149
                Feb 05       1,171.41           WT Seq#26911 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02020511280431 Trn
                                                #020205026911 Rfb#020360090
                Feb 07      97,826.30           WT Seq#29755 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02020712104706 Trn
                                                #020207029755 Rfb#020380050
                Feb 12          45.00           Bank Originated Debit
                Feb 12       2,245.00           WT Seq#28273 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02021212152031 Trn
                                                #020212028273 Rfb#020430077
                Feb 15         840.00           WT Seq#24027 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02021510042022 Trn
                                                #020215024027 Rfb#020460048
                Feb 19     368,051.41           WT Seq#32701 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02021910561121 Trn
                                                #020219032701 Rfb#020500133
                Feb 20     468,966.00           Zero Balance Account Transfer To
                                                30082267

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JORE CORPORATION LOCKBOX ACCOUNT
                                                                     Page 3 of 3

  Electronic Debits/ Bank Debits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Feb 22       5,906.47           WT Seq#22703 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02022210233389 Trn
                                                #020222022703 Rfb#020530081
                Feb 25     383,058.16           WT Seq#27904 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02022511060881 Trn
                                                #020225027904 Rfb#020560097
                Feb 26       3,466.46           WT Seq#17246 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02022609283892 Trn
                                                #020226017246 Rfb#020570010
                Feb 28      41,192.50           WT Seq#27849 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW02022810144326 Trn
                                                #020228027849 Rfb#020590383

                         2,220,533.19           Total Electronic Debits/ Bank
                                                Debits

                         2,220,533.19           Total Debits

Daily Ledger Balance Summary

Date                 Balance            Date                    Balance
Jan 31                  0.00            Feb 19                     0.O0
Feb 04                  0.00            Feb 20                     0.00
Feb 05                  0.00            Feb 22                     0.O0
Feb 07                  0.00            Feb 25                     0.O0
Feb 12                  0.00            Feb 26                     0.00
Feb 15                  0.00            Feb 28                     0.00

Average Daily Ledger Balance            0.00

Thank you for banking with Wells Fargo.               Member FDIC